UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	04/30/2006

The following N-CSR relates only to Dreyfus Premier International Bond Fund and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
24	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
International Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present to you this semiannual report for Dreyfus Premier International Bond Fund, covering the period since the fund’s inception on December 30, 2005, through April 30, 2006.

The global economy has continued to grow, supported by abundant financial liquidity in markets worldwide. Strong economic growth has been reflected in most major countries by rising commodity prices, higher stock prices and upward pressure on longer-term bond yields. However, core inflation generally has stayed subdued, as an ample supply of goods and services from emerging markets has helped to hold down prices in more developed countries. As a result, the recent rise in bond yields in these countries appears to be due to a rise in “real yields” (actual yields minus expected inflation) and the “inflation risk” premium rather than to an increase in inflation expectations.

With inflation at relatively low levels, macroeconomic policy has remained stimulative in most international markets, which could promote further economic expansion. China and other Asian countries have retained a stimulative mix of low interest rates and low exchange rates. Japan has maintained very low interest rates for some time, but appears to be on a tentative path to modest increases later this year.The European Central Bank already has tightened slightly, but in a very gradual manner. As always, we urge you to discuss with your financial advisor the potential implications of these factors on your investments.

For information about how the fund performed, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s primary portfolio managers.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Charles P. Dolan and Thomas F. Fahey, Portfolio Managers

How did Dreyfus Premier International Bond Fund perform compared to its benchmark?

Between the fund’s inception on December 30, 2005, and the end of its semiannual reporting period on April 30, 2006, the fund produced total returns of 2.80% for Class A shares, 2.48% for Class C shares and 2.88% for Class R shares.1 In comparison, the fund’s benchmark, the J.P. Morgan Global Government Bond Index, Excluding U.S. (Unhedged) (the “Index”), produced a total return of 2.93% for the same period.2

Although robust economic growth and rising short-term interest rates in most industrialized regions of the world eroded international bond prices in local currency terms, the impact of price declines on total return was more than offset by current income and the effects of a weakening U.S. dollar on the value of foreign investments for U.S. residents. The fund’s returns were lower than the benchmark, which we attribute to the startup of the fund and the maintenance of cash balances in the portfolio.

What is the fund’s investment approach?

The fund seeks to maximize total return from capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in fixed income securities.The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.The fund ordinarily invests in at least five countries other than the United States and, at times, may invest a substantial portion of its assets in a single foreign country. Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade.

We focus on identifying undervalued government bond markets, currencies, sectors and securities.We look for fixed income securities with the potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We select securities for the fund’s portfolio by:

  Using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a compara- tive valuation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt.
  Focusing on sectors and individual securities that appear to be rela- tively undervalued and actively traded among sectors.

We currently intend to hedge some, but not necessarily all, of the fund’s foreign currency exposure to the Index, but, at times, we may seek to manage currency risk, and we may find opportunities to add value by hedging a portion of the fund’s currency exposure to the U.S. dollar.

What other factors influenced the fund’s performance?

When the fund began operations at the end of 2005, central banks in most of the world’s developed markets, including Europe and Japan, had already begun to move away from their longstanding, accommodative monetary policies. In an environment of robust global economic growth and escalating commodity prices, central banks began to raise short-term interest rates in an effort to forestall potential inflationary pressures. Economic growth proved to be particularly pronounced in the emerging markets, where the industrialization of formerly third-world countries such as China and India gained momentum.

Although we initially constructed the fund’s portfolio to roughly mirror that of the Index, we soon began to adjust the portfolio to emphasize the more attractive relative values that we identified through fundamental and quantitative analysis.We reduced the fund’s average duration — a measure of sensitivity to changing interest rates — toward a range we considered shorter than that of the Index.This relatively defensive investment posture helped the fund maintain more of its value as interest rates rose and bond prices fell.

In addition, we established a significant position in bonds and currencies from the emerging markets of Latin America and Eastern Europe, which are not part of the benchmark but, in our view, offered attrac-

4

tive yields and the potential for capital appreciation. Indeed, the fund’s investments in developing nations such as Brazil, Mexico and Poland fared well during the reporting period as these countries made progress toward establishing more sustainable fiscal policies, and the resulting underweighted positions in Europe and Japan enabled the fund to avoid the full brunt of the developed markets’ relative weakness.

The fund also benefited from changes in currency exchange rates relative to the U.S. dollar, which lost value relative to most foreign currencies, including the euro and the yen, over the first four months of 2006.The fund’s currency-related gains were especially pronounced in the emerging markets.

What is the fund’s current strategy?

As of the end of the reporting period, the global economy has remained robust, especially in the emerging markets, where higher commodity prices have benefited exporters of natural resources. Unlike the United States, where the Federal Reserve Board appears to be near the end of its credit-tightening campaign, most analysts expect further rate hikes in Europe and Japan. Accordingly, we have maintained our relatively defensive duration stance in the developed markets, and we have continued to invest in emerging markets where we believe inflation-adjusted bond yields and currencies are relatively attractive.

May 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October
31, 2006, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: Bloomberg L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The J.P. Morgan Global Government Bond Index, Excluding U.S. (Unhedged)
is a widely used benchmark for measuring performance and quantifying risk across international fixed-income bond markets.The Index measures the total, principal, and interest returns in each market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Bond Fund from December 30, 2005 to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2006 †
	Class A	Class C	Class R

Expenses paid per $1,000 ††	$ 3.08	$ 5.62	$ 2.24
Ending value (after expenses)	$1,028.00	$1,024.80	$1,028.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2006†

	Class A	Class C	Class R

Expenses paid per $1,000 ††	$ 3.06	$ 5.58	$ 2.22
Ending value (after expenses)	$1,013.67	$1,011.16	$1,014.51

† From December 30, 2005 (commencement of initial offering) to April 30, 2006.

††	Expenses are equal to the fund’s annualized expense ratio of .91% for Class A, 1.66% for Class C and .66%
Class R; multiplied by the average account value over the period, multiplied by 122/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2006 (Unaudited)
	Coupon	Maturity	Principal
Bonds and Notes—93.2%	Rate (%)	Date	Amount ($)	Value ($)

Australia— .4%
Queensland Treasury,
Notes	6.00	6/14/2011	25,000 [a]	19,168
Belgium—.8%
Belgium Kingdom,
Notes, Ser. 44	5.00	3/28/2034	30,000 [a]	42,396
Brazil—2.3%
Federal Republic of Brazil,
Global Bonds	12.50	1/5/2016	250,000 [a]	119,822
Canada—2.8%
Canada Government,
Bonds	5.00	6/1/2014	155,000 [a]	143,737
France—8.1%
Government of France O.A.T,
Bonds	4.75	4/25/2035	140,000 [a]	192,262
Dexia Municipal Agency,
Sr. Secured Notes	0.80	5/21/2012	27,000,000 [a]	225,516
				417,778
Germany—6.0%
Bundesobligation,
Bonds. Ser. 140	4.50	8/17/2007	60,000 [a]	76,874
Deutsche Bundesrepublik,
Bonds, Ser. 05	3.25	7/4/2015	196,000 [a]	234,068
				310,942
Greece—1.4%
Hellenic Republic,
Bonds	3.70	7/20/2015	60,000 [a]	72,812
Ireland—9.1%
GE Capital European Funding,
Sr. Notes	2.99	5/4/2011	165,000 [a,b]	208,157
Depfa ACS Bank,
Covered Public Loans	0.75	9/22/2008	30,000,000 [a]	263,559
				471,716
Italy—2.5%
Autostrade,
Notes	3.14	6/9/2011	100,000 [a,b]	126,968
Japan—6.6%
Development Bank of Japan,
Notes	1.40	6/20/2012	8,000,000 [a]	69,380

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Japan (continued)
Development Bank of Japan,
Bonds	1.70	9/20/2022	27,000,000 [a]	220,617
Japan Finance for Municipal
Enterprises, Bonds	1.55	2/21/2012	6,000,000 [a]	52,854
				342,851
Mexico—1.8%
National Treasury of Mexico,
Bonds, Ser. M10	8.00	12/19/2013	1,085,000 [a]	95,256
Netherlands—5.1%
Netherlands Government,
Bonds	4.00	1/15/2037	215,000 [a]	261,257
Poland—4.0%
Poland Government,
Bonds, Ser. 0509	6.00	5/24/2009	305,000 [a]	103,220
Poland Government,
Bonds, Ser. 1110	6.00	11/24/2010	300,000 [a]	102,020
				205,240
SupraNational—3.0%
European Investment Bank,
Sr. Notes	1.40	6/20/2017	18,700,000 [a]	154,372
Sweden—5.4%
Sweden Government,
Bonds, Ser. 1050	3.00	7/12/2016	1,275,000 [a]	160,612
Swedish Government,
Bonds, Ser. 1045	5.25	3/15/2011	825,000 [a]	120,330
				280,942
United Kingdom—15.8%
Ford Motor Credit Europe Bank,
Notes	3.14	6/28/2006	80,000 [a,b]	100,595
United Kingdom Treasury,
Gilt	4.00	3/7/2009	130,000 [a]	232,718
United Kingdom Treasury,
Gilt	4.75	6/7/2010	140,000 [a]	255,956
United Kingdom Treasury,
Gilt	5.00	9/7/2014	120,000 [a]	223,883
				813,152
United States—18.1%
AIG SunAmerica Institutional
Funding III, Sr. Notes	5.13	5/10/2007	160,000 [a]	205,214

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

United States (continued)
Citigroup,
Sr. Notes	2.82	6/3/2011	100,000 [a,b]	126,230
Goldman Sachs,
Notes	3.16	2/4/2013	50,000 [a,b]	63,060
KFW International Finance,
Global Bonds	1.75	3/23/2010	26,000,000 [a]	233,312
U.S. Treasury,
Notes	4.00	2/15/2015	40,000	37,075
U.S. Treasury,
Notes	4.25	1/15/2011	275,000	267,330
				932,221
Total Bonds and Notes
(cost $4,789,470)				4,810,630

Other Investment—3.7%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $190,000)			190,000 [c]	190,000

Total Investments (cost $4,979,470)			96.9%	5,000,630
Cash and Receivables (Net)			3.1%	157,623
Net Assets			100.0%	5,158,253

[a] Principal amount stated in foreign currency.
[b]	Variable rate security—interest rate subject to periodic change.
[c]	Investments in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)			Value (%)

Foreign Government	52.9	Money Market Investments		3.7
Diversified Financial Services	14.2	Transportation		2.5
Banking	13.7	FEC Contracts		.4
U.S. Government	5.9
Property-Casualty Insurance	4.0			97.3

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2006 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments—Note 1(d):
Unaffiliated issuers		4,789,470	4,810,630
Affiliated issuers		190,000	190,000
Cash denominated in foreign currencies		37,398	39,008
Dividends and interest receivable			71,356
Unrealized appreciation on forward
currency exchange contracts—Note 4			64,028
Receivable for investment securities sold			6,815
Prepaid expenses			52,979
Due from The Dreyfus Corporation—Note 3(d)			8,999
			5,243,815

Liabilities ($):
Cash overdraft due to Custodian			21,112
Unrealized depreciation on forward
currency exchange contracts—Note 4			45,096
Payable for investment securities purchased			194
Accrued expenses			19,160
			85,562

Net Assets ($)			5,158,253

Composition of Net Assets ($):
Paid-in capital			5,020,000
Accumulated undistributed investment income—net			29,863
Accumulated net realized gain (loss) on investments			64,577
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			43,813

Net Assets ($)			5,158,253

Net Asset Value Per Share
	Class A	Class C	Class R

Net Assets ($)	2,056,801	2,051,654	1,049,798
Shares Outstanding	160,000	160,000	81,596

Net Asset Value Per Share ($)	12.86	12.82	12.87

See notes to financial statements.
10

STATEMENT OF OPERATIONS

From December 30, 2005 (commencement of operations) to April 30, 2006 (Unaudited)

Investment Income ($):
Income:
Interest	48,508
Dividends;
Affiliated issuers	903
Total Income	49,411
Expenses:
Management fee—Note 3(a)	10,115
Legal fees	25,016
Auditing fees	16,600
Distribution fees—Note 3(c)	5,042
Shareholder servicing costs—Note 3(d)	3,932
Custodian fees	3,503
Prospectus and shareholders’ reports	1,347
Registration fees	1,103
Trustees’ fees and expenses—Note 3(b)	233
Miscellaneous	3,986
Total Expenses	70,877
Less—reduction in management fee
due to undertaking—Note 3(a)	(48,142)
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(3,187)
Net Expenses	19,548
Investment Income—Net	29,863

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and
foreign currency transations	(62,091)
Net realized gain (loss) on forward
currency exchange contracts	126,668
Net Realized Gain (Loss)	64,577
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	43,813
Net Realized and Unrealized Gain (Loss) on Investments	108,390
Net Increase in Net Assets Resulting from Operations	138,253

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS
From December 30, 2005 (commencement of operations)
to April 30, 2006 (Unaudited)

Operations ($):
Investment income—net	29,863
Net realized gain (loss) on investments	64,577
Net unrealized appreciation
(depreciation) on investments	43,813
Net Increase (Decrease) in Net Assets
Resulting from Operations	138,253

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	2,000,000
Class C shares	2,000,000
Class R shares	1,020,000
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	5,020,000
Total Increase (Decrease) in Net Assets	5,158,253

Net Assets ($):
Beginning of Period	—
End of Period	5,158,253
Undistributed investment income—net	29,863

Capital Share Transactions:
Class A
Shares sold	160,000

Class C
Shares sold	160,000

Class R
Shares sold	81,596

See notes to financial statements.
12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class from December 30, 2005 (commencement of operations) to April 30, 2006.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class R
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income—net [a]	.08	.05	.10
Net realized and unrealized
gain (loss) on investments	.28	.27	.27
Total from Investment Operations	.36	.32	.37
Net asset value, end of period	12.86	12.82	12.87

Total Return (%) [b]	2.80[c]	2.48[c]	2.88

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [d]	3.94	4.70	3.72
Ratio of net expenses to average net assets [d]	.91	1.66	.66
Ratio of net investment income
to average net assets [d]	2.02	1.26	2.29
Portfolio Turnover Rate [b]	81.38	81.38	81.38

Net Assets, end of period ($ x 1,000)	2,057	2,052	1,050

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Exclusive of sales charge.
[d] Annualized.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Bond Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on December 30, 2005. The fiscal year end of the fund is October 31. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or ‘Dreyfus”) serves as the fund’s investment man-ager.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class R. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unreal-

14

ized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distribu- tion proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills) and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of:yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition,

16

an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare and pay dividends from investment income-net, quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 28, 2006, the Board of Trustees declared a cash dividend of $.076, $.045 and $.087 per share from undistributed investment income-net for Class A, Class C and Class R, respectively, payable on May 1, 2006 (ex-dividend date), to shareholders of record as of the close of business on April 28, 2006.

(g) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

18

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2006, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement between the Manager and the Trust, the Trust has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until October 31, 2006, so the expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, do not exceed an annual rate of .85% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $48,142 during the period ended April 30, 2006.

(b) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2006, Class C shares were charged $5,042, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2006, Class A and Class C shares were charged $1,683 and $1,681,respectively,pursuant to the Shareholder Services Plan.

20

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2006, the fund was charged $35 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2006, the fund was charged $3,503 pursuant to the custody agreement.

During the period ended April 30, 2006, the fund was charged $1,284 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,475, Rule 12b-1 distribution plan fees $1,231, service plan fees $821, custody fees $316, chief compliance officer fees $1,284 and transfer agency per account fees $35, which are offset against an expense reimbursement currently in effect in the amount of $15,161.

(e) The Trust and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use collateral received in connection with lending the fund’s securities to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward currency exchange contracts during, the period ended April 30, 2006, amounted to $8,628,177 and $3,891,033, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2006:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation/
Exchange Contracts	Amounts	Cost ($)	Value ($)	Depreciation ($)

Buys:
Euro,
expiring 6/21/2006	620,000	742,772	784,610	41,838
Icelandic Krona,
expiring 7/11/2006	901,000	12,315	12,151	(164)
Japanese Yen,
expiring 6/21/2006	78,790,000	675,344	697,534	22,190

22

	Foreign			Unrealized
Forward Currency	Currency			Appreciation/
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Depreciation ($)

Sells:
Australian Dollar,
expiring 6/21/2006	20,000	14,652	15,186	(534)
Euro,
expiring 7/11/2006	10,000	12,315	12,671	(356)
British Pound,
expiring 6/21/2006	180,000	313,454	328,140	(14,686)
Polish Zloty,
expiring 6/21/2006	650,000	197,884	211,968	(14,084)
Swedish Krona,
expiring 6/21/2006	1,730,000	220,638	235,910	(15,272)
Total				18,932

At April 30, 2006, accumulated net unrealized appreciation on investments was $21,160, consisting of $74,936 gross unrealized appreciation and $53,776 gross unrealized depreciation.

At April 30, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on December 20, 2005, the Board considered the approval, through the renewal date of April 4, 2007, of the fund’s Management Agreement (“Management Agreement”), pursuant to which the Manager will provide the fund with investment advisory services and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager at the March 29 and 30, 2005 Board meeting (the “March Meeting”) regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to its Management Agreement. The Board members also referenced information provided and discussions at the March Meeting regarding the relationships the Manager has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to the different distribution channels.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s perfor-

24

mance. The Board discussed with representatives of the Manager the investment strategies to be employed in the management of the fund’s assets and the experience of the portfolio management team in investing in international fixed income securities.

The Board members reviewed the fund’s management fee and anticipated expense ratio and compared them to those of funds in the Lipper International Income Funds category. They noted that the fund’s management fee is at the average and below the median of the category (net of any fee waivers and reimbursements) and that the fund’s total expense ratio (as limited through October 31, 2006 by agreement with the Manager) was below the average and median for the category (net of any fee waivers and reimbursements).

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates included in the Lipper International Income Funds category (the “Similar Funds”). The Manager’s representatives explained the nature of the Similar Funds and the differences, from the Manager’s perspective, in providing services to certain of the Similar Funds as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board members considered the relevance of the fee information provided for the Similar Funds managed by the Manager or its affiliates to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services to be provided. Representatives of the Manager informed the Board members that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, the Manager’s representatives were not able to review the dollar amount of expenses allocated and profit received

The Fund 25

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S I N V E S T M E N T M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

by the Manager.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the possibility of soft dollar arrangements in the future with respect to trading the fund’s portfolio.The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets. The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Management Agreement.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  The Board concluded that the fee to be paid by the fund to the Manager was reasonable, in light of the services to be provided, com- parative expense and advisory fee information, and benefits anticipated to be derived by the Manager from its relationship with the fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

26

NOTES

For	More	Information

Dreyfus Premier
International Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity,

2

business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	June 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 30, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	June 30, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

4